Accounts Receivable - net (Details1) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Accounts Receivable, Net, Current, Total	$ 49,832	$ 39,021
Trade Accounts Receivable Aging Within One Year [Member]
Accounts Receivable, Net, Current, Total	45,340	34,495
Trade Accounts Receivable Aging Greater Than One Year [Member]
Accounts Receivable, Net, Current, Total	3,118	3,823
Trade Accounts Receivable [Member]
Accounts Receivable, Net, Current, Total	$ 48,458	$ 38,318